CONFIDENTIAL TREATMENT REQUESTED

                               FIRST AMENDMENT TO
                                 LEASE AGREEMENT

     This FIRST AMENDMENT TO LEASE AGREEMENT (the "First Amendment") is dated as of April 1, 2000, by and among TEXAS INSTRUMENTS INCORPORATED, a Delaware corporation ("Lessor") and MEMC SOUTHWEST INC., a Delaware corporation ("Lessee"). All terms used herein, unless otherwise defined, shall have the same meanings ascribed to them in the Lease (as defined below).

                                    Recitals

     WHEREAS, Lessor and Lessee made and entered into that certain Lease Agreement Covering Silicon Wafer Operations Premises dated as of June 30, 1995 (the "Lease"); and

     WHEREAS, in connection with the [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC], Lessor and Lessee wish to amend the Lease to allow for early termination by Lessee; and

     WHEREAS, Article 35 of the Lease allows the Lease to be amended with the written consent of Lessor and Lessee.

     NOW, THEREFORE, the parties agree as follows:

1.   The following shall be added at the end of Article 24:

     "Notwithstanding anything else to the contrary herein, effective January 1, 2002, Lessee shall have the right to terminate this Lease upon at least twelve (12) months prior written notice to Lessor. In the event the Lease is terminated pursuant to this provision prior to the end of the then current term, Lessee shall be responsible for all Rent up to and including the date of termination. Rent shall be prorated for any partial month of occupancy on the basis of 365 days per year. The foregoing termination shall be permitted solely in connection with [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC]."

2. Except as specifically amended by this First Amendment, all provisions of the Lease shall remain effective and binding. This Amendment, together with the Lease, constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes all prior agreement, oral or written, and all other communications between the Parties.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written and the terms herein shall be effective as of that date.


Lessor:                                 Lessee:

TEXAS INSTRUMENTS INCORPORATED          MEMC SOUTHWEST INC.


By:  /s/ K. Balasubramanian             By:  /s/ James Lang
   ---------------------------             -------------------------------
Name:  K. Balasubramanian               Name:  James Lang
Title:  Senior Vice President           Title:  President